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                               FIRST AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of September 30, 2003, between AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation, and HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation (collectively, the "Borrowers", and individually, as "Co-Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

         A. Borrowers and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $25,000,000 which is evidenced by a Promissory Note dated July 1, 2002 (the "Note"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of July 1, 2002 (as the same may have been and may be amended or supplemented, the "Agreement").

         B. Borrowers have requested that Lender waive its default rights in connection with an Event of Default under the Agreement, and Lender has agreed to such waiver, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

         1. Subject to Borrowers' satisfaction of the conditions set forth in Section 5, the effective date of this Amendment is September 30, 2003 ("Effective Date").

         2. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

         3. Article 1 of the Agreement is amended and restated in its entirety as set forth in Article 1 attached to this Amendment. All references in the Agreement and other Loan Documents to
                  Article 1 (including each and every Section in Article 1) are deemed to refer to the new Article 1.

         4. Pursuant to Section 8.10 of the Agreement, Guarantor's net income must not be less than zero for any 2 consecutive Calendar Quarters. Guarantor reported a net loss of $34,000,000 for the Calendar Quarter ending June 30, 2003 and a net loss of $29,900,000 for fiscal year ending June 30, 2003. Borrowers have informed Lender that a projected net loss will be reported for the Calendar Quarter ending September 30, 2003 ("Net Income Default"). Pursuant to Section 10.1(c) of the Agreement, a violation of any Section in Article 8 by Borrowers or Guarantor is an immediate Event of Default, entitling Lender to exercise all rights it has under the Agreement and the Loan Documents delivered in connection with the Agreement, including the right to accelerate the Obligations. Borrowers have requested that Lender waive the Net Income Default. Lender hereby agrees to waive the Net Income Default, provided that, notwithstanding any provision of the Agreement, no Warehousing Advances will be made by Lender on or after September 30, 2003. Lender expressly reserves all of its rights and remedies available to it under the Loan Documents, including the right to accelerate the Obligations, upon the occurrence of any Event of Default other than the Net Income Default. Any delay by Lender in enforcing those rights and remedies will not constitute a waiver thereof and will not impair Lender's right to exercise those rights and remedies in the future.

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         5.       Borrowers must deliver to Lender (a) two executed copies of this Amendment, and (b) a $350 document production fee.

         6. Borrowers represent, warrant and agree that (a) except as set forth in paragraph 4 above, there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Loan Documents and Borrowers have no offset or defense to its performance or obligations under any of the Loan Documents, and (d) except for changes permitted by the terms of the Agreement, Borrowers' representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date.

         7. Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrowers ratify and reaffirm all of their obligations under the Agreement and the other Loan Documents.

         8. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.


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IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                         AMERICAN BUSINESS CREDIT, INC.,
                         a Pennsylvania corporation

                         By: /s/ Albert W. Mandia
                             -------------------------------------------

                         Its: Executive Vice President and
                              Chief Financial Officer

                         AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation

                         By: /s/ Albert W. Mandia
                             -------------------------------------------

                         Its: Executive Vice President and
                              Chief Financial Officer

                         HOMEAMERICAN CREDIT, INC.,
                         a Pennsylvania corporation

                         By: /s/ Albert W. Mandia
                             -------------------------------------------

                         Its: Executive Vice President and
                              Chief Financial Officer

                         RESIDENTIAL FUNDING CORPORATION,
                         a Delaware corporation

                         By:  /s/ Perry Rogers
                             -------------------------------------------

                         Its:  Director





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                              CONSENT OF GUARANTOR

The undersigned, being the Guarantor under a Guaranty dated July 1, 2002 (the "Guaranty"), consents to the foregoing Amendment and the transactions contemplated by it, and ratifies and reaffirms its obligations under the Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrower under this Amendment, the Agreement as modified by this Amendment, the Note and the other Loan Documents. The Guarantor hereby reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's, obligations to Lender, and that its obligations under the Guaranty are in full force and effect. Finally, the Guarantor waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as set forth in the Guaranty, the terms of which are incorporated into this Consent as if fully set forth in it.

Dated: 10/14/03
                                  American Business Financial Services, Inc., a Delaware corporation

                                  By: /s/ Albert W. Mandia
                                      ---------------------------------------

                                  Its: Executive Vice President and
                                       Chief Financial Officer





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                  FIRST AMENDED AND RESTATED WAREHOUSING CREDIT
                             AND SECURITY AGREEMENT

FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of July 1, 2002 between AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABCI"), AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation ("ABMSI"), and HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation ("HACI") (ABCI, ABMSI and HACI collectively, "Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A.       Borrower has requested certain financing from Lender.

B. Borrower has asked Lender to amend and restate the Existing Agreement (as defined below) and to set forth the terms and conditions upon which Lender will provide certain financing to Borrower.

C. Borrower and Lender have agreed to amend and restate the Existing Agreement to provide that financing to Borrower subject to the terms and conditions of this Agreement.

D. Subject to Borrower's satisfaction of the conditions set forth in Article 5, the "Closing Date" for the transactions contemplated by this Agreement is August 31, 2002.

NOW, THEREFORE, the parties to this Agreement agree as follows:

1.       THE CREDIT

1.1      The Warehousing Commitment

On the terms and subject to the conditions and limitations of this Agreement, including Exhibit H, Lender agrees to make Warehousing Advances to Borrower from the Closing Date to, but not including, September 30, 2003, during which period Borrower may borrow, repay and reborrow in accordance with the provisions of this Agreement. The total aggregate principal amount of all Warehousing Advances outstanding at any one time may not exceed the Warehousing Commitment Amount. While a Default or Event of Default exists, Lender may refuse to make any additional Warehousing Advances to Borrower. Effective as of the Closing Date, all outstanding loans made under the Existing Agreement are deemed to be Warehousing Advances made under this Agreement. All Warehousing Advances under this Agreement constitute a single indebtedness, and all of the Collateral is security for the Warehousing Note and for the performance of all of the Obligations. Warehousing Advances will be made to ABMSI, HACI or ABCI, as requested by ABMSI, HACI or ABCI, will be deemed made to or for the benefit of ABMSI, HACI and ABCI, and ABMSI, HACI and ABCI, jointly and severally, are obligated to repay any Warehousing Advances made to ABMSI, HACI or ABCI under the Warehousing Commitment. With respect to its obligation to repay Warehousing Advances made to the other Borrower, each Borrower agrees to the terms set forth in Exhibit J.

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1.2      Warehousing Maturity Date

"Warehousing Maturity Date" means the earliest of: (a) October 31, 2003, (b) the date the Warehousing Advances become due and payable under Section 10.2, (c) the date Lender, in its sole discretion, declares all Obligations due and payable.

1.3      Warehousing Note

Warehousing Advances are evidenced by Borrower's promissory note, payable to Lender on the form prescribed by Lender ("Warehousing Note"). The term "Warehousing Note" as used in this Agreement includes all amendments, restatements, renewals or replacements of the original Warehousing Note and all substitutions for it. All terms and provisions of the Warehousing Note are incorporated into this Agreement.





                                End of Article 1




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